                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 12, 2005

                             James River Group, Inc.
               (Exact Name of Registrant as Specified in Charter)

             Delaware                    000-51480             05-0539572
   (State or Other Jurisdiction  (Commission File Number)   (I.R.S. Employer
         of Incorporation)                                 Identification No.)

              1414 Raleigh Road, Suite 415
               Chapel Hill, North Carolina                         27517
        (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code: (919) 883-4171

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR.

     Prior to the consummation of James River Group, Inc.'s (the "Company")
initial public offering (the "Offering"), the Company's Board of Directors (the
"Board") and stockholders approved the Company's Third Amended and Restated
Certificate of Incorporation (the "Restated Certificate") to be filed immediately prior to the closing of the Offering on August 12, 2005. The material terms of the Restated Certificate were disclosed in the Company's
Registration Statement on Form S-1 (File No. 333-124605, as amended). On August
12, 2005 the Company filed the Restated Certificate with the Secretary of State of the State of Delaware which, upon acceptance by the Secretary of State, became effective as of such date.

     The Restated Certificate, among other things: (i) prohibits cumulative voting; (ii) authorizes the Board to issue up to 5,000,000 shares of undesignated preferred stock and to determine the rights, preferences and privileges of these shares, without stockholder approval; (iii) establishes a classified Board, divided into three classes; (iv) allows only the Board, acting pursuant to a resolution adopted by a majority of Directors, and the Chairman of the Board to call special stockholder meetings; (v) permits stockholder action to be effected only at a duly called meeting; (vi) requires the affirmative vote of at least 66 2/3% of the voting power of outstanding shares to amend the provisions of the Restated Certificate or the Company's Third Amended and
Restated Bylaws (the "Restated Bylaws") relating to (a) the structure, membership and powers of the Board, (b) indemnification and limitation of liability, (c) calling of special stockholder meetings, and (d) limitations on stockholder action and amendment of the Restated Certificate. In addition, the
Restated Certificate eliminated all then outstanding shares of the Company's preferred stock, which were converted into common stock upon consummation of the Offering, and sets the Company's authorized capital at 105,000,000 shares, consisting of 100,000,000 shares of common stock, par value $0.01 per share, and 5,000,000 shares of preferred stock.

     The description of the Restated Certificate set forth herein is qualified in its entirety by reference to the Third Amended and Restated Certificate of
Incorporation attached hereto as Exhibit 3.1.

     Also prior to the consummation of the Offering, the Board approved the
Restated Bylaws to become effective immediately following consummation of the
Offering. The Restated Bylaws became effective on August 12, 2005. The Restated
Bylaws, among other things: (i) permit only the Board, acting pursuant to a resolution adopted by a majority of Directors, and the Chairman of the Board to call special stockholder meetings; (ii) state the advance notice requirements for stockholders to submit director nominees and stockholder proposals for consideration at the Company's annual meeting; (iii) establish a classified
Board; (iv) set the number of directors between one and eleven; (v) set forth the requirements for notices of meeting of the Board; (vi) allow the Board to set director compensation; (vii) allow the Board to elect and set the salaries of the Company's officers; (viii) specify the powers and responsibilities of the
Company's officers; (ix) set forth the circumstances under which the Company may indemnify officers and directors for losses incurred in connection with their service to the Company; and (x) require the affirmative vote a majority of the
Board or at least 66 2/3% of the voting power of outstanding shares to amend the
Restated Bylaws.

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     The description of the Restated Bylaws set forth herein is qualified in its entirety by reference to the Restated Bylaws attached hereto as Exhibit 3.2.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Exhibit No.   Description of Exhibit
-----------   ----------------------
3.1           Third Amended and Restated Certificate of Incorporation
3.2           Third Amended and Restated Bylaws

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       James River Group, Inc.
                                       (Registrant)

Date: August 18, 2005                  By: /s/ Michael T. Oakes
                                           -------------------------------------
                                       Name: Michael T. Oakes
                                       Title: Executive Vice-President and Chief
                                              Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.   Description of Exhibit
-----------   ----------------------
3.1           Third Amended and Restated Certificate of Incorporation
3.2           Third Amended and Restated Bylaws

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